File No. 333-112667    CIK #1246754

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 4 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                Van Kampen Unit Trusts, Taxable Income Series 63
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                                522 Fifth Avenue
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                 PAUL, HASTINGS, JANOFSKY & WALKER LLP
  Attention: Amy R. Doberman, Esq.      Attention: Michael R. Rosella, Esq.
  522 Fifth Avenue                      75 East 55th Street
  New York, New York 10036              New York, New York 10022

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on November 21, 2008, pursuant to paragraph (b) of Rule 485.





                             Van Kampen Unit Trusts,
                            Taxable Income Series 63

Investment Grade Trust/19                               Insured Income Trust/122



--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Van Kampen Unit Trusts, Taxable Income Series 63 (the "Fund") consists of the underlying separate unit investment trusts described above (the "Trusts"). Each Trust consists of a portfolio of intermediate or long-term securities. Each Trust seeks to provide a high level of current income and to preserve capital.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The Date of this Prospectus is November 21, 2008


                                   Van Kampen


       VAN KAMPEN
       INVESTMENTS

                VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 63
                   Summary of Essential Financial Information
                             As of September 3, 2008
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                           Investment         Insured
                                                                                             Grade            Income
                                                                                             Trust             Trust
                                                                                        ---------------   --------------
General Information
Principal Amount (Par Value) of Securities...........................................   $     3,770,000   $    6,455,000
Number of Units......................................................................             3,806            6,866
Fractional Undivided Interest in Trust per Unit......................................           1/3,806          1/6,866
Public Offering Price:
      Aggregate Bid Price of Securities in Trust.....................................   $  3,648,038.70   $ 6,307,984.65
      Aggregate Bid Price of Securities per Unit.....................................   $        958.50   $       918.73
      Sales charge 2.564% (2.50% of Public Offering Price excluding principal cash)
      for the Investment Grade Trust and 5.708% (5.40% of Public Offering Price
      excluding principal cash) for the Insured Income Trust.........................   $         24.10   $        51.33
      Principal Cash per Unit........................................................   $        (18.67)  $       (19.41)
      Public Offering Price per Unit (1).............................................   $        963.93   $       950.65
Redemption Price per Unit............................................................   $        939.83   $       899.32
Excess of Public Offering Price per Unit over Redemption Price per Unit..............   $         24.10   $        51.33
Minimum Value of the Trust under which Trust Agreement may be terminated.............   $  1,100,000.00   $ 1,395,000.00
Annual Premium on Portfolio Insurance................................................   $            --   $           --
Evaluator's Annual Evaluation Fee (4)................................................   $         1,605   $        2,591
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit......................................   $         53.35   $        56.42
      Less: Estimated Annual Expense excluding Insurance.............................   $          2.34   $         1.99
      Less: Annual Premium on Portfolio Insurance....................................   $            --   $           --
      Estimated Net Annual Interest Income per Unit..................................   $         51.01   $        54.43
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income...........................................   $         51.01   $        54.43
      Divided by 12..................................................................   $          4.25   $         4.54
Estimated Daily Rate of Net Interest Accrual per Unit................................   $        .14171   $       .15118
Estimated Current Return Based on Public Offering Price (2)..........................              5.19%            5.60%
Estimated Long-Term Return (2).......................................................              5.30%            5.61%

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $3.96 and $4.22 for the Investment Grade Trust and Insured
     Income Trust, respectively.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of regular trading on the New York Stock Exchange (the "Exchange") on days the Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  August 3, 2004
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee.......  Maximum of $.15 per Unit


Record Dates.............................  TENTH day of the month as follows:
                    monthly - each month; semi-annual - June and December for the Investment Grade and Insured Income Trusts.

Distribution Dates.......................  TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December for the Investment Grade and Insured Income Trusts.

Trustee's Annual Fee.....................  $.91 and $.51 per $1,000 principal amount of securities respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

--------------------------------------------------------------------------------
                                    PORTFOLIO
   As of July 31, 2008, the Investment Grade Trust, Series 19 consists of 16 issues, all of which are insured corporate, taxable municipal, or government debt obligations. See "Portfolio" herein.

   As of July 31, 2008, the Insured Income Trust, Series 122 consists of 10 issues, all of which are insured corporate, taxable municipal, or government debt obligations. See "Portfolio" herein.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Unitholders of Van Kampen Unit Trusts, Taxable Income Series 63:
   We have audited the accompanying statements of condition (including the analyses of net assets and the related portfolio schedules) of Investment Grade Trust, Series 19 and Insured Income Trust, Series 122 (the "Trusts," included in Van Kampen Unit Trusts, Taxable Income Series 63) as of July 31, 2008, and the related statements of operations and changes in net assets for each of the three years in the period ended July 31, 2008, and the financial highlights for the period from August 3, 2004 (date of deposit) through July 31, 2005 and for each of the three years in the period ended July 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at July 31, 2008 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Trust, Series 19 and Insured Income Trust, Series 122 (included in Van Kampen Unit Trusts, Taxable Income Series 63) as of July 31, 2008, and the results of its operations and changes in net assets for each of the three years in the period ended July 31, 2008, and the financial highlights for the period from August 3, 2004 (date of deposit) through July 31, 2005 and for each of the three years in the period ended July 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   November 20, 2008

                VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 63
                             Statements of Condition
                                  July 31, 2008
                                                                                               Investment      Insured
                                                                                                  Grade        Income
                                                                                                  Trust         Trust
                                                                                               -----------  -----------
   Trust property
      Cash..................................................................................   $        --  $        --
      Securities at market value, (cost $3,810,231 and $6,692,895, respectively) (note 1)...     3,627,415    6,351,402
      Accrued interest......................................................................        41,690      105,936
      Receivable for securities sold........................................................            --           --
                                                                                               -----------  -----------
                                                                                               $ 3,669,105  $ 6,457,338
                                                                                               ===========  ===========
   Liabilities and interest to Unitholders
      Cash overdraft........................................................................   $    72,307  $   138,423
      Redemptions payable...................................................................            --           --
      Interest to Unitholders...............................................................     3,596,798    6,318,915
                                                                                               -----------  -----------
                                                                                               $ 3,669,105  $ 6,457,338
                                                                                               ===========  ===========

                             Analyses of Net Assets

   Interest of Unitholders (3,833 and 7,077 Units, respectively of fractional undivided interest outstanding)
      Cost to original investors of 5,500 and 7,485 Units, respectively (note 1)............   $ 5,684,910  $ 7,446,752
         Less initial underwriting commission (note 3)......................................       170,560      364,915
                                                                                               -----------  -----------
                                                                                                 5,514,350    7,081,837
         Less redemption of Units (1,667 and 408 Units, respectively).......................     1,644,640      388,476
                                                                                               -----------  -----------
                                                                                                 3,869,710    6,693,361
      Undistributed net investment income
         Net investment income..............................................................       927,852    1,555,985
         Less distributions to Unitholders..................................................       912,670    1,528,883
                                                                                               -----------  -----------
                                                                                                    15,182       27,102
      Realized gain (loss) on security sale or redemption...................................        (7,757)      (2,023)
      Unrealized appreciation (depreciation) of securities (note 2).........................      (182,816)    (341,493)
      Distributions to Unitholders of security sale or redemption proceeds..................       (97,521)     (58,032)
                                                                                               -----------  -----------
            Net asset value to Unitholders..................................................   $ 3,596,798  $ 6,318,915
                                                                                               ===========  ===========
   Net asset value per Unit (Units outstanding of 3,833 and 7,077, respectively)............   $    938.38  $    892.88
                                                                                               ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                        INVESTMENT GRADE TRUST, SERIES 19
                            Statements of Operations
                              Years ended July 31,
                                                                                     2006         2007         2008
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   257,625  $   225,850  $   207,728
      Expenses
         Trustee fees and expenses.............................................         8,472        8,628        7,903
         Evaluator fees........................................................         2,026        1,524        1,605
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           790          616          514
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        11,288       10,768       10,022
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       246,337      215,082      197,706
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       766,458      499,790      202,730
      Cost.....................................................................       775,199      503,129      203,089
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        (8,741)      (3,339)        (359)
   Net change in unrealized appreciation (depreciation) of Bonds...............      (276,358)      50,383      (50,222)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   (38,762) $   262,126  $   147,125
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                              Years ended July 31,

                                                                                     2006         2007         2008
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   246,337  $   215,082  $   197,706
      Realized gain (loss) on Bond sale or redemption..........................        (8,741)      (3,339)        (359)
      Net change in unrealized appreciation (depreciation) of Bonds............      (276,358)      50,383      (50,222)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       (38,762)     262,126      147,125
   Distributions to Unitholders from:
      Net investment income....................................................      (248,707)    (215,961)    (198,542)
      Bonds sale or redemption proceeds........................................       (32,704)     (46,749)     (18,068)
      Redemption of Units......................................................      (764,140)    (446,570)    (206,517)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................    (1,084,313)    (447,154)    (276,002)
   Net asset value to Unitholders
      Beginning of period......................................................     5,404,267    4,319,954    3,872,800
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $16,897, $16,018 and $15,182, respectively)...........................   $ 4,319,954  $ 3,872,800  $ 3,596,798
                                                                                 ============  ============ ===========

   The accompanying notes are an integral part of these financial statements.

                        INSURED INCOME TRUST, SERIES 122
                            Statements of Operations
                              Years ended July 31,
                                                                                     2006         2007         2008
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   409,502  $   399,783  $   395,809
      Expenses
         Trustee fees and expenses.............................................        10,783       12,370       11,961
         Evaluator fees........................................................         2,706        2,214        2,591
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,177          966          901
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        14,666       15,550       15,453
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       394,836      384,233      380,356
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       128,486       89,090       63,541
      Cost.....................................................................       131,642       90,400       65,502
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        (3,156)      (1,310)      (1,961)
   Net change in unrealized appreciation (depreciation) of Bonds...............      (594,573)     150,225     (393,621)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $  (202,893) $   533,148  $   (15,226)
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                              Years ended July 31,

                                                                                     2006         2007         2008
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   394,836  $   384,233  $   380,356
      Realized gain (loss) on Bond sale or redemption..........................        (3,156)      (1,310)      (1,961)
      Net change in unrealized appreciation (depreciation) of Bonds............      (594,573)     150,225     (393,621)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......      (202,893)     533,148      (15,226)
   Distributions to Unitholders from:
      Net investment income....................................................      (395,869)    (383,029)    (381,037)
      Bonds sale or redemption proceeds........................................       (20,855)     (14,867)     (22,310)
      Redemption of Units......................................................      (112,924)     (85,512)     (88,175)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (732,541)      49,740     (506,748)
   Net asset value to Unitholders
      Beginning of period......................................................     7,508,464    6,775,923    6,825,663
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $26,579, $27,783 and $27,102, respectively)...........................   $ 6,775,923  $ 6,825,663  $ 6,318,915
                                                                                 ============  ============ ===========

   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 63
INVESTMENT GRADE TRUST                                                          PORTFOLIO SCHEDULE AS OF JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     385,000  SBC Communications, Inc.
                         5.875% Due 08/15/12 +                                    A                       $    396,188
----------------------------------------------------------------------------------------------------------------------
   B           460,000  Alcoa, Inc.
                         5.375% Due 01/15/13 +                                  BBB+                           448,183
----------------------------------------------------------------------------------------------------------------------
   C           205,000  General Electric Capital Corporation
                         5.450% Due 01/15/13                                     AAA                           207,575
----------------------------------------------------------------------------------------------------------------------
   D           500,000  Verizon Florida, Inc.
                         6.125% Due 01/15/13 +                                    A                            503,170
----------------------------------------------------------------------------------------------------------------------
   E           105,000  Household Finance Corporation
                         4.750% Due 07/15/13                                     AA-                           101,317
----------------------------------------------------------------------------------------------------------------------
   F           120,000  Lehman Brothers Holdings
                         4.800% Due 03/13/14                                      A                            103,979
----------------------------------------------------------------------------------------------------------------------
   G           270,000  Dupont (E.I.) de Nemours and Company
                         4.875% Due 04/30/14                                      A                            268,709
----------------------------------------------------------------------------------------------------------------------
   H           250,000  Wachovia Corporation
                         5.250% Due 08/01/14                                      A                            214,235
----------------------------------------------------------------------------------------------------------------------
   I           250,000  Bear Stearns Company, Inc.
                         5.700% Due 11/15/14                                     AA-                           241,903
----------------------------------------------------------------------------------------------------------------------
   J            20,000  Anheuser Busch Companies, Inc.
                         4.625% Due 02/01/15 +                                  BBB+                            18,155
----------------------------------------------------------------------------------------------------------------------
   K           250,000  JP Morgan Chase & Company
                         5.250% Due 05/01/15                                     A+                            237,970
----------------------------------------------------------------------------------------------------------------------
   L           135,000  Citigroup, Inc.
                         4.875% Due 05/07/15                                     A+                            121,901
----------------------------------------------------------------------------------------------------------------------
   M           210,000  Merrill Lynch & Co., Inc.
                         5.300% Due 09/30/15                                      A                            188,395
----------------------------------------------------------------------------------------------------------------------
   N           130,000  Bank of America Corporation
                         5.250% Due 12/01/15                                     AA-                           118,999
----------------------------------------------------------------------------------------------------------------------
   O           260,000  Procter & Gamble Company
                         4.850% Due 12/15/15                                     AA-                           262,551
----------------------------------------------------------------------------------------------------------------------
   P           220,000  BB&T Corporation
                         5.200% Due 12/23/15                                      A                            194,185
         -------------                                                                                    ------------
         $   3,770,000                                                                                    $  3,627,415
         =============                                                                                    ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 63
INSURED INCOME TRUST                                                            PORTFOLIO SCHEDULE AS OF JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     745,000  Pennsylvania, Economic Development Financing Authority,
                         Revenue Taxable Bonds, Lincoln University, Series B
                         (FGIC Insured)                                                   2014 @ 100
                         6.100% Due 06/01/27                                     A3*      2020 @ 100 S.F. $    726,226
----------------------------------------------------------------------------------------------------------------------
   B           680,000  Houston, Texas, Airport System Taxable Revenue Bonds,
                         Special Facilities, Rental Car Project (FGIC Insured)
                         6.880% Due 01/01/28                                     A-       2022 @ 100 S.F.      718,903
----------------------------------------------------------------------------------------------------------------------
   C           975,000  Oregon, Community College District Revenue Bonds, Taxable
                         Series B (FGIC Insured)
                         5.600% Due 06/30/28                                     A+       2027 @ 100 S.F.      858,916
----------------------------------------------------------------------------------------------------------------------
   D           400,000  Idaho, Building Authority, Revenue Bonds, Taxable Series B
                         (XL Capital Insurance)
                         5.980% Due 09/01/29                                     AA-      2013 @ 100 S.F.      398,192
----------------------------------------------------------------------------------------------------------------------
   E           960,000  Alameda Corridor Transportation Authority, California, Taxable
                         Revenue Bonds, Senior Lien, Series C (MBIA Insured)
                         6.600% Due 10/01/29                                     AA       2023 @ 100 S.F.      934,051
----------------------------------------------------------------------------------------------------------------------
   F           840,000  San Francisco, California, City & County Redevelopment
                         Financing Authority, Tax Allocation Taxable Revenue
                         Bonds, Redevelopment Project, Series D
                         (FSA Insured)                                                    2014 @ 100
                         6.000% Due 08/01/30                                     AAA      2025 @ 100 S.F.      845,032
----------------------------------------------------------------------------------------------------------------------
   G           920,000  Illinois, Taxable Pension General Obligation Bonds (AMBAC
                         Assurance Insured)
                         5.100% Due 06/01/33                                     AA       2024 @ 100 S.F.      839,463
----------------------------------------------------------------------------------------------------------------------
   H           105,000  Illinois, Taxable Pension General Obligation Bonds (AMBAC
                         Assurance Insured)
                         5.100% Due 06/01/33                                     AA       2024 @ 100 S.F.       95,007
----------------------------------------------------------------------------------------------------------------------
   I           250,000  Indio, California, Redevelopment Agency Tax Allocation
                         Revenue Bonds, Taxable Merged Project Area,
                         Series A (AMBAC Assurance Insured)
                         6.300% Due 08/15/33                                     AA       2015 @ 100 S.F.      249,990
----------------------------------------------------------------------------------------------------------------------
   J           700,000  Passaic County, New Jersey, Utilities Authority, Solid Waste
                         Disposal, Taxable Revenue Refunding Bonds, Series B
                         (FSA Insured)                                                    2014 @ 101
                         6.000% Due 03/01/34                                    Aaa*      2027 @ 100 S.F.      685,622
         -------------                                                                                    ------------
         $  6,575,000                                                                                     $  6,351,402
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 63
                          Notes to Financial Statements
                          July 31, 2006, 2007 and 2008

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - The securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the securities (1) on the basis of current bid prices of the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) on the basis of bid prices for comparable securities, (3) by determining the value of the securities by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (Investment Grade Trust, Series 19 and Insured Income Trust, Series 122) was based on the determination by J.J. Kenny Co. of the offering prices of the securities on the date of deposit (August 3, 2004). Since the valuation is based upon the bid prices, such Trusts (Investment Grade Trust, Series 19 and Insured Income Trust, Series 122) recognized downward adjustments of $25,678 and $63,984, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended July 31, 2005.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the securities in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies ("Standard & Poor's"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these securities are not rated by Standard & Poor's. N/R indicates that the security is not rated by Standard & Poor's or Moody's. The ratings shown represent the latest published ratings of the securities. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of the securities is initially or currently callable and the call price for that year. Each issue of securities continues to be callable at declining prices thereafter (but not below par value) except for original issue discount securities which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. In addition, the securities may also be subject to redemption without premium at any time pursuant to extraordinary optional or mandatory redemptions if certain events occur.

   "+" indicates that the security has a "make whole" call option and is redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of the securities, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount will generally be equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption, that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from security to security and is generally equal to an average of yields on U.S. Treasury obligations with maturities corresponding to the remaining life of the security plus a premium rate) from the dates on which the principal amount of the securities being redeemed.

   "S.F." indicates a sinking fund is established with respect to an issue of securities. "P.R." indicates a security has been prerefunded.

   Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the securities were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly Distribution Date to holders of record on the related monthly Record Date. The estimated current return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Prospectus Part II.

NOTE 2 - PORTFOLIO (continued)
   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the securities in the Trust may have been obtained by the Trust or by one of the Preinsured security Insurers (as indicated in the security name). Such insurance does not guarantee the market value of the securities or the value of the Units. For securities covered under the Trust's insurance policy the insurance is effective only while securities thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the security involved is payable by the issuer.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying securities or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of securities in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at July 31, 2008 is as follows:

                                   Investment          Insured
                                      Grade            Income
                                      Trust             Trust
                                    ---------        ---------
   Unrealized Appreciation          $   4,584        $      --
   Unrealized Depreciation           (187,400)        (341,493)
                                    ---------        ---------
                                    $(182,816)       $(341,493)
                                    =========        =========
NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the securities in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the securities per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the Public Offering Price (which is equivalent to 5.152% of the aggregate offering price of the securities) for an Insured Income Trust and a sales charge of 3.0% of the Public Offering Price (which is equivalent to 3.093% of the aggregate offering price of the securities) for an Investment Grade Trust. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the securities per Unit on the date of an investor's purchase plus a sales charge based upon the estimated long-term return life of the securities in the Trust. The sales charge ranges from 1.0% of the Public Offering Price (1.010% of the aggregate bid price of the securities) for a Trust with an estimated long-term return life with less than two years to 5.40% of the Public Offering Price (5.708% of the aggregate bid price of the securities) for a Trust with a portfolio with an estimated long-term return life of twenty-one or more years.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   Units were presented for redemption as follows:

                                              Years ended July 31,
                                     2006             2007             2008
                                --------------   --------------   --------------
   Investment Grade Trust             775              458              213
   Insured Income Trust               120              90               96

NOTE 5 - FINANCIAL HIGHLIGHTS

Investment Grade Trust/19
                                                               2005 (c)         2006           2007           2008
                                                             -------------  ------------- -------------  -------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $    1,002.61  $    1,023.73 $      959.14  $      957.19
                                                             -------------  ------------- -------------  -------------
   Income from investment operations:
      Net investment income................................          49.89          50.58         50.18          50.13
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................          17.55        (57.40)          9.17        (14.02)
                                                             -------------  ------------- -------------  -------------
   Total from investment operations........................          67.44         (6.82)         59.35          36.11
                                                             -------------  ------------- -------------  -------------
Distributions to Unitholders from:
   Net investment income...................................        (46.32)        (51.06)       (50.39)        (50.34)
   Bond sale and redemption proceeds.......................             --         (6.71)       (10.91)         (4.58)
                                                             -------------  ------------- -------------  -------------
   Total distributions to Unitholders......................        (46.32)        (57.77)       (61.30)        (54.92)
                                                             -------------  ------------- -------------  -------------
   Net asset value, end of period..........................  $    1,023.73  $      959.14 $      957.19  $      938.38
                                                             =============  ============= =============  =============
Total Return (b):..........................................          6.45%         (0.69)%        6.20%          3.73%
Ratios as a Percentage of Average Net Assets (b):
   Expenses................................................          0.19%          0.23%         0.26%          0.26%
   Net investment income...................................          4.87%          5.12%         5.16%          5.19%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from August 3, 2004 (date of deposit) through July 31, 2005.

NOTE 5 - FINANCIAL HIGHLIGHTS (continued)

Insured Income Trust/122
                                                               2005 (c)         2006           2007           2008
                                                             -------------  ------------- -------------  -------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $      946.14  $    1,016.99 $      932.94  $      951.58
                                                             -------------  ------------- -------------  -------------
   Income from investment operations:
      Net investment income................................          53.24          53.73         53.30          53.24
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................          67.15        (81.07)         20.54        (55.49)
                                                             -------------  ------------- -------------  -------------
   Total from investment operations........................         120.39        (27.34)         73.84         (2.25)
                                                             -------------  ------------- -------------  -------------
Distributions to Unitholders from:
   Net investment income...................................        (49.54)        (53.87)       (53.14)        (53.33)
   Bond sale and redemption proceeds.......................             --         (2.84)        (2.06)         (3.12)
                                                             -------------  ------------- -------------  -------------
   Total distributions to Unitholders......................        (49.54)        (56.71)       (55.20)        (56.45)
                                                             -------------  ------------- -------------  -------------
   Net asset value, end of period..........................  $    1,016.99  $      932.94 $      951.58  $      892.88
                                                             =============  ============= =============  =============
Total Return (b):..........................................         12.55%         (2.74)%        8.01%         (0.38)%
Ratios as a Percentage of Average Net Assets (b):
   Expenses................................................          0.18%          0.21%         0.23%          0.23%
   Net investment income...................................          5.37%          5.55%         5.58%          5.68%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from August 3, 2004 (date of deposit) through July 31, 2005.

NOTE 6 - OTHER MATTERS (unaudited)

   On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition under Chapter 11 of U.S. Bankruptcy Code.


                                                                        TISPRO63


                               Prospectus Part II


                                    July 2008


                     Van Kampen Merritt Insured Income Trust

                Van Kampen American Capital Insured Income Trust

                Van Kampen Focus Portfolios Insured Income Trust

               Van Kampen Focus Portfolios, Taxable Income Series

                         Van Kampen Insured Income Trust

                  Van Kampen Unit Trusts, Taxable Income Series



                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

  The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




Van Kampen
Investments



THE TRUST
--------------------------------------------------------------------------------

     General. Each Trust is a unit investment trust issued under the name Van Kampen Unit Trusts, Taxable Income Series, Van Kampen Focus Portfolios Taxable Income Series, Van Kampen Merritt Insured Income Trust, Van Kampen American Capital Insured Income Trust, Van Kampen Insured Income Trust or Van Kampen Focus Portfolios Insured Income Trust. Your Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

    Your Trust may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income securities with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. For a breakdown of your Trust's portfolio, see "Portfolio" in Prospectus Part I. In addition, bonds of the type initially deposited in the portfolio of a Trust are often not available in small amounts and may, in the case of any privately placed bonds, be available only to institutional investors.

     On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units. A Trust that holds primarily long-term bonds, as described on the cover of Prospectus Part I, is referred to herein as a "Long-Term Trust". A Trust that holds primarily intermediate-term bonds, as described on the cover of Prospectus Part I, is referred to herein as an "Intermediate-Term Trust". A Trust that holds a portfolio of bonds with "laddered" maturities, as described on the cover of Prospectus Part I, is referred to herein as a "Laddered Trust". A Trust that holds only insured bonds is referred to herein as an "Insured Trust". Unless otherwise terminated as provided herein, the Trust Agreement will terminate at the end of the calender year prior to the fiftieth anniversary of its execution in the case of a Long-Term Trust or a Laddered Trust and at the end of the calender year prior to the twentieth anniversary of its execution in the case of an Intermediate-Term Trust.

     Each Unit initially offered represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in a Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

     Objective and Bond Selection. The objective of a Long-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of long-term bonds. The objective of an Intermediate-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of intermediate-term bonds. The objective of a Laddered Trust is to provide income and conservation of capital by investing in a professionally selected portfolio consisting of bonds with laddered maturities of approximately 10, 15, 20, 25 and 30 years from the Date of Deposit. There is, of course, no guarantee that a Trust will achieve its objective. Your Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of fixed income bonds with greater diversification than they might be able to acquire individually.

     In selecting bonds for each Trust, the Sponsor considered the following factors, among others: (a) with respect to Insured Trusts, the bonds must have a Standard & Poor's Ratings Services ("S&P") rating of AAA or a Moody's Investor Service, Inc. ("Moody's") rating of Aaa and with respect to all other trusts, the bonds must have an S&P rating of at least "BBB-", a Moody's rating of at least "Baa3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds; (d) the diversification of bonds as to purpose of issue and location of issuer; (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Trust or a Long-Term Investment Grade Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

     Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in certain Trusts has been obtained from a bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in an Insured Trust". Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by an Insured Trust unless bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering--Unit Price".

    In order for bonds to be eligible for insurance, they must have credit characteristics which would qualify them for at least the S&P rating of "BBB-" or at least the Moody's rating of "Baa3", which in brief represent the lowest ratings for securities of investment grade (see "Description of Ratings" in the Information Supplement). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security. If an issue is accepted for insurance, a non-cancelable policy for the prompt payment of interest and principal on the bonds, when due, is issued by the insurer. A monthly premium is paid by a Trust for the insurance obtained by it. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of a bond insured under the insurance policy obtained from the respective Portfolio Insurer by a Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. All bonds insured by a Portfolio Insurer or by a Preinsured Bond Insurer receive a "AAA" rating by S&P. S&P describes securities it rates "AAA" as having "the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong." See "Insurance on the Bonds in an Insured Trust".

     Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

     Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in Prospectus Part I. Additional discussion of call provisions appears in the Information Supplement.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating. Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described in the following sections.

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Insurer default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     Taxable Municipal Bonds. Your Trust may invest significantly or exclusively in taxable municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, the Sponsor seeks to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds in your portfolio are listed in Prospectus Part I. These bonds are also described in greater detail in the Information Supplement.

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, cost of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax. to pay these bonds. If the tax cannot support payment or interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

     State Risk Factors. Your Trust may invest significantly in taxable municipal bonds of issuers from a particular state. The financial condition of a state may be affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on a state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the state and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations.

     The economic vitality of a state and its various regions and, therefore, the ability of the state and its local governments to satisfy the bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

     A state may be a party to numerous lawsuits in which an adverse final decision could materially affect the state's governmental operations and consequently its ability to pay debt service on its obligations.

   Consumer Product and Retail Issuers. Your Trust may invest significantly in bonds issued by companies that manufacture or sell various consumer products. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive.

   Financial Services Companies. Your Trust may invest significantly in bonds issued by financial services companies. Any negative impact on this industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of this industry before you invest. Banks and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, banks and their holding companies are extensively regulated at both the federal and state level and may be adversely affected by increased regulation.

   Banks face increased competition from nontraditional lending sources as regulatory changes, such as the Gramm-Leach-Bliley Act financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data. Banks continue to face tremendous pressure from mutual funds, brokerage firms and other financial service providers in the competition to furnish services that were traditionally offered by banks.

   Companies engaged in investment management and broker-dealer activities are subject to volatility in their earnings and share prices that often exceeds the volatility of the securities markets in general. Adverse changes in the direction of the securities markets, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in investment management and broker-dealer activities are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies. Bank profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Already extensively regulated, insurance companies' profits may be adversely affected by increased government regulations or tax law changes.

   Telecommunications Companies. Your Trust may invest significantly in bonds issued by telecommunications companies. These companies are subject to substantial governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. This industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by your Trust. Competitive pressures are intense and telecommunications stocks can experience rapid volatility. Certain telecommunications products may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances.

   Several recent high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

   Certain smaller companies in the portfolio may involve greater risk than larger, established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade in lower volumes than larger companies. As a result, the prices of these securities may fluctuate more than the prices of securities of other issuers.

     Utility and Energy Issuers. Your Trust may invest significantly in bonds issued by utility and energy companies or in companies related to the utility or energy industries. Many utility and energy companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

     o    risks of increases in fuel and other operating costs;

     o restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations;

     o regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer;

     o    coping with the general effects of energy conservation;

     o technological innovations which may render existing plants, equipment or products obsolete;

     o the effects of local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors;

     o    the potential impact of natural or man-made disasters;

     o difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

     o    the high cost of obtaining financing during periods of inflation;

     o difficulties of the capital markets in absorbing utility debt and equity securities; and

     o    increased competition.

   Any of these factors, or a combination of these factors, could affect the supply of or demand for electricity, natural gas, water or other energy, which could adversely affect the profitability of utility and energy company bond issuers and the performance of the your Trust.

    Utility and energy companies are subject to extensive regulation at the federal and state levels in the United States. At the federal level, the Federal Energy Regulatory Commission (the "FERC"), the Federal Trade Commission (the "FTC"), the Securities and Exchange Commission (the "SEC"), and the Nuclear Regulatory Commission (the "NRC") have authority to oversee electric and combination electric and gas utilities. The value of utility and energy company stocks may decline because governmental regulation controlling these industries can change. This regulation may prevent or delay the company from passing along cost increases to its customers which could hinder the company's ability to meet its obligations to its suppliers and could lead to the taking of measures, including the acceleration of obligations or the institution of involuntary bankruptcy proceedings, by its creditors against such company. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could adversely affect a company's profitability and its stock price. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. Mergers in the these industries may require approval from several federal and state regulatory agencies, including FERC, the FTC, and the SEC. These regulatory authorities could, as a matter of policy, reverse the trend toward deregulation and make consolidation more difficult, or cause delay in the merger process, any of which could cause the prices of these stocks to fall.

     More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

     No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
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     The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of your Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

     In order to acquire certain bonds, it may be necessary for the Sponsor or Trustee to pay amounts covering accrued interest on the bonds which exceed the amounts which will be made available through cash furnished by the Sponsor on the Date of Deposit. This cash may exceed the interest which would accrue to the First Settlement Date. The Trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related bonds.

PUBLIC OFFERING
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     General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account plus accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges shown herein due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase in the primary and secondary market is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchased.

     The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life ("ELTR Life") of your Trust's portfolio:

                ELTR Life                            Sales Charge
               -----------                          --------------
                    1 .............................      1.010%
                    2 .............................      1.523
                    3 .............................      2.041
                    4 .............................      2.302
                    5 .............................      2.564
                    6 .............................      2.828
                    7 .............................      3.093
                    8 .............................      3.627
                    9 .............................      4.167
                   10 .............................      4.384
                   11 .............................      4.603
                   12 .............................      4.712
                   13 .............................      4.822
                   14 .............................      4.932
                   15 .............................      5.042
                   16 .............................      5.152
                   17 .............................      5.263
                   18 .............................      5.374
                   19 .............................      5.485
                   20 .............................      5.597
             21 to 30 .............................      5.708

     The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds.

     Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

     Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge ("Wrap Fee") is imposed ("Fee Accounts") if the Units are purchased for a Fee Account and the Trust is subject to a Wrap Fee (i.e. the Trust is "Wrap Fee Eligible"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

     Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

     Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The price of Units on the Date of Deposit was determined by adding the applicable sales charge to the aggregate offering price of the bonds and dividing the sum by the number of Units outstanding. This price determination was made on the basis of an evaluation of the bonds prepared by the Evaluator. During the initial offering period, the Evaluator will value the bonds as of the Evaluation Time on days the New York Stock Exchange is open for business and will adjust the Public Offering Price of Units accordingly. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading, provided, however, on the Date of Deposit the Evaluation Time will be the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the SEC becomes effective, if later. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.35-1% more than the bid price. The Public Offering Price per Unit will be effective for all orders received prior to the Evaluation Time on each business day. Orders received by the Sponsor prior to the Evaluation Time and orders received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Sponsor by the time designated by the Sponsor, are priced based on the date of receipt. Orders received by the Sponsor after the Evaluation Time, and orders received by authorized financial professionals after the Evaluation Time or orders received by such persons that are not transmitted to the Sponsor until after the time designated by the Sponsor, are priced based on the date of the next determined Public Offering Price per Unit provided they are received timely by the Sponsor on such date. It is the responsibility of authorized financial professionals to transmit orders received by them to the Sponsor so they will be received in a timely manner.

     The aggregate price of the bonds is determined on the basis of bid prices or offering prices, as is appropriate, (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by your Trust; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by your Trust.

     The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

     A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although your Trust accrues interest daily. Because of this, your Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units of Series other than those described in the following two sections. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by your Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

     Accrued Interest (Accrued Interest To Carry). Added to the Public Offering Price of Units for Insured Income Trust, Series 34 and prior Series is accrued interest to carry. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on bonds in the Trust is actually paid either monthly or semi-annually to the Trust. However, interest on the bonds in the Trust is accounted for daily on an accrual basis. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the bonds in a Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby. If the Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if the Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

     Purchased and Accrued Interest. Added to the Public Offering Price of Units for Insured Income Trust, Series 35-43 is Purchased Interest and accrued interest as described below.

     Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the bonds from the later of the last payment date on the bonds or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or bonds mature or are called. See "Summary Of Essential Financial Information" in Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

     Accrued Interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unitholders--Distributions of Interest and Principal." Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

     Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states.

     Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. For secondary market transactions, the Sponsor will sell Units to broker-dealers and selling agents at the Public Offering Price less a concession or agency commission of 80% of the applicable sales charge. Dealers other than the Sponsor may sell Units in the secondary market to other broker-dealers and selling agents at the Public Offering Price less a concession or agency commission not in excess of the secondary market concession allowed to the dealer. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

     Sponsor Compensation. Broker-dealers will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". The Sponsor will receive from the broker-dealers the excess of this gross sales commission over the amounts set forth in the previous section.

     In addition, the Sponsor may have realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor or its affiliates may also have realized profits or losses with respect to bonds which were acquired by the Sponsor from underwriting syndicates of which they were members. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in a Trust were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell Units of a Trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of a Trust and our other products. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. These arrangements will not change the price you pay for your Units.

     Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of your Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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     Distributions of Interest and Principal. Interest received by your Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts do not offer all distribution options. Please refer to Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

     Interest received by your Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

     Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

     Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of your Trust. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund Distributions will be taxable to Unitholders whether paid in cash or reinvested in shares of a Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Each reinvestment plan is subject to availability or limitation by each broker-dealer or selling firm. Broker-dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information.

     Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

     Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations or if the IRS notifies your Trust that such withholding is required. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return or a claim for refund. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

     The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in a Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in a Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by a Trust, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

     The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of your Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

     The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

     In addition, with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in bookentry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

     Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Van Kampen unit trusts at a reduced sales charge. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time. The exchange will generally be treated as a sale and a taxable transaction for federal income tax purposes.

     Units. Ownership of Units is evidenced in book entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

     Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of your Trust will be audited annually by independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have any questions regarding your account or your Trust, please contact your financial adviser or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN AN INSURED TRUST
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     Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in an Insured Trust. An insurance policy obtained by an Insured Trust is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers, if any, are described in "Portfolio" in Prospectus Part I and the notes thereto. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

     The portfolio insurance obtained by an Insured Trust guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from an Insured Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

     Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

TRUST ADMINISTRATION
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     Sponsor. Van Kampen Funds Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $107 billion under management or supervision as of April 30, 2008. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of April 30, 2008, the total stockholders' equity of Van Kampen Funds Inc. was $149,214,929 (unaudited).

     The Sponsor and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor. If we fail to or cannot perform our duties under the trust agreement or become bankrupt, the Trustee may appoint a new sponsor, continue to operate your Trust without a sponsor, or terminate your Trust and distribute the liquidation proceeds.

     Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have questions regarding your account or your Portfolio, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

     Portfolio Administration. Your Trust is not a managed fund and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect your Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

     If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

     Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must
(i) be long-term or intermediate term (as applicable) corporate or taxable municipal bonds, debentures, notes or other straight debt obligations (whether secured or unsecured and whether senior or subordinated) without equity or other conversion features, with fixed maturity dates substantially the same as those of the Failed Bonds having no warrants or subscription privileges attached; (ii) be payable in United States currency; (iii) not be when, as and if issued obligations or restricted securities; (iv) be issued after July 18, 1984 if the interest is United States source income; (v) be issued or guaranteed by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law) or guaranteed, directly or indirectly, by means of a lease agreement, agreement to buy securities, services or products, or other similar commitment of the credit of such an issuer to the payment of the substitute bonds; (vi) maintain the S&P AAA rating, if any; and (vii) be eligible for (and when acquired be insured under) the insurance obtained by an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

     Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

     Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

     Limitation on Liabilities. The Sponsor, Evaluator, Supervisor and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor, Supervisor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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     Grantor Trusts

     This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust which has been structured to be taxed as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     Assets of the Trust. Each Trust is expected to hold various debt obligations (the "Debt Obligations") that are treated as debt for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

     Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

     Your Tax Basis and Income or Loss Upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (zero for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the "Code"), however, treats certain capital gains as ordinary income in special situations.

     Dividends Received Deduction. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

     Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obligations may have been issued with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation that was issued with original issue discount must be increased as original issue discount accrues.

     Some of the Debt Obligations may give their issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

     Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price your Trust pays for a Debt Obligation or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

     Some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

     If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

     This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

     Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes. In general, any gain on the sale will be treated as capital gain and any loss will be treated as capital loss. However, any loss realized on a sale or exchange will be disallowed to the extent that Units disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition of Units or to the extent that the Unitholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss..

     In Kind Distributions. Under certain circumstances as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. For an in kind distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

     Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

     Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

     Foreign Taxes. Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

     New York Tax Status. Under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, subject to the New York State franchise tax and the New York City general corporation tax, and the income of your Trust will pass through to the Unitholders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential federal, foreign, state or local taxation with respect to your Units based on your individual circumstances.

     Investors in the Trust may be subject to federal, state, local, or foreign taxes in connection with their investment in the Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal, state, local, and foreign tax consequences that may affect them as a result of an investment in the Trust.

     Regulated Investment Companies

     This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has elected to be taxed as a regulated investment company for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     Trust Status. The Trust intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. If the Trust qualifies as a regulated investment company and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes.

     Distributions. After the end of each year, you will receive a tax statement that specifies your amount of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

     Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies. An individual who owns Units generally will not be entitled to treat Trust distributions as qualified dividend income currently taxed at long-term capital gains rates as it is not expected that Trust distributions will be attributable to qualified dividend income received by the Trust.

     Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your initial tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

     Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (zero for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

     Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes. In general, any gain on the sale will be treated as capital gain and any loss will be treated as capital loss. However, any loss realized on a sale or exchange will be disallowed to the extent that Units disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition of Units or to the extent that the Unitholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

     In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could however assert that a loss could not be currently deducted.

     Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net income will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

     Investors in the Trust may be subject to federal, state, local, or foreign taxes in connection with their investment in the Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal, state, local, and foreign tax consequences that may affect them as a result of an investment in the Trust.

EXPENSES
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     General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     Insurance. Premiums for any portfolio insurance are obligations of an Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
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     This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
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     Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

     Independent Registered Public Accounting Firm. The statement of condition and the related portfolio at the Date of Deposit included in this prospectus have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in this prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




  o Contents of Prospectus Part II
    The Trust.........................................2
    Estimated Current and Long-Term Returns...........8
    Public Offering...................................9
    Rights of Unitholders............................13
    Insurance on the Bonds...........................16
    Trust Administration.............................16
    Federal Tax Status...............................18
    Expenses.........................................22
    Additional Information...........................23
    Other Matters....................................23

  o Daily Prices
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o Account Questions
    (1)  Contact the Trustee
         (800) 221-7668

  o Learning More About Unit Trusts
    (1)  Contact Van Kampen
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o Additional Information
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668

                                                                      TISPRO0708

                               Prospectus Part II


                                    July 2008


                               Van Kampen Merritt
                              Insured Income Trust

                           Van Kampen American Capital
                              Insured Income Trust

                           Van Kampen Focus Portfolios
                              Insured Income Trust

                          Van Kampen Focus Portfolios,
                              Taxable Income Series

                         Van Kampen Insured Income Trust
                             Van Kampen Unit Trusts,

                              Taxable Income Series
                              Van Kampen Funds Inc.



Van Kampen
Investments






                             Information Supplement


                     Van Kampen Merritt Insured Income Trust

                Van Kampen American Capital Insured Income Trust

                Van Kampen Focus Portfolios Insured Income Trust

               Van Kampen Focus Portfolios, Taxable Income Series

                         Van Kampen Insured Income Trust

                  Van Kampen Unit Trusts, Taxable Income Series

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   This Information Supplement provides additional information concerning the risks and operations of each Trust which is not described in the prospectus for the Trust. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor at its unit investment trust division located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, or by contacting your broker. All capitalized terms have been defined in the prospectus.

                                Table of Contents

                                                                 Page

   Risk Factors................................................    2
   Insurance on the Bonds......................................    9
   Portfolio Administration....................................   22
   Sponsor Information.........................................   22
   Trustee Information.........................................   23
   Termination of the Trust Agreement..........................   24
   Description of Ratings......................................   24





Van Kampen
Investments



                                  Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

    Consumer Product and Retail Issuers. Certain Trusts may invest significantly in bonds of issuers that manufacture or sell consumer products. The profitability of these companies will be affected by various factors including the general state of the economy and consumer spending trends. In the past, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Because of these factors and the recent increase in trade opportunities with other countries, American retailers are now entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs.

   Financial Services Companies. Certain Trusts may invest significantly in the bank and financial services sector.

   Banks and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks are highly dependent on net interest margin. Bank profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. As initial home purchasing and refinancing activity subsided as a result of increasing interest rates and other factors, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks because they generally have a portion of their assets invested in loans secured by real estate. Banks and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

   The statutory requirements applicable to and regulatory supervision of banks and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the securities in a Trust's portfolio cannot be predicted with certainty. The Gramm-Leach-Bliley Act financial services overhaul legislation allows banks, securities firms and insurance companies to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation has resulted in increased merger activity and heightened competition among existing and new participants in the field. Legislation to liberalize interstate banking has been signed into law in recent years, allowing banks to purchase or establish subsidiary banks in any state. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission ("SEC") and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the bonds in a Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability, as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers. Among other benefits, such legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. Neither the Sponsor nor any Underwriter makes any prediction as to what, if any, manner of bank regulatory actions might ultimately be adopted or what ultimate effect such actions might have on a Trust's portfolio.

   The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

   The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. Neither the Sponsor nor any Underwriter makes any prediction as to the effect, if any, such laws will have on the bonds or whether such approvals, if necessary, will be obtained.

   Companies engaged in the investment management industry are subject to the adverse effects of economic recession, volatile interest rates, and competition from new entrants in their fields of business. Adverse changes in the direction of the stock market, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability, as well as the stock prices, of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in the investment management industry are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including but not limited to interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressure to compete globally.

   In addition to the normal risks of business, companies involved in the insurance and risk management industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as:

     o the inherent uncertainty in the process of establishing property-liability loss reserves, and the fact that ultimate losses could materially exceed established loss reserves, which could have a material adverse effect on results of operations and financial condition;

     o the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophic losses, which could have a material adverse impact on their financial conditions, results of operations and cash flow;

     o the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claim settlement practices;

     o the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability ratings;

     o the extensive regulation and supervision to which insurance companies are subject, and various regulatory and other legal actions;

     o the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; and

     o the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

   The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

   All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

    Telecommunications Issuers. Because certain Trusts may invest significantly in bonds issued by telecommunications companies, the value of the Units may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulation, and the products and services of telecommunications companies may be subject to rapid obsolescence. These factors could affect the value of Units. Telephone companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered. Certain types of companies represented in a portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

    Several recent high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

    While a portfolio may concentrate on the securities of established suppliers of traditional telecommunication products and services, a Trust may also invest in bonds of smaller telecommunications companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater risk than large, established issuers. Such smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

    In addition, recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by a Trust.

   Utility and Energy Issuers. Because certain Trusts may invest significantly in bonds issued by public utility and energy companies, an investment in Units of certain Trusts should be made with an understanding of the characteristics of the public utility and energy industries and the risks which such an investment may entail. General problems of the public utility and energy industries include the difficulty in obtaining an adequate return on invested capital despite frequent increases in rates which have been granted by the public service commissions having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental, nuclear safety and other regulatory considerations, the difficulty of the capital markets absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices, regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer, and the effects of energy conservation. There is no assurance that public service commissions will grant rate increases in the future or that any such increases will be timely or adequate to cover operating and other expenses and debt service requirements. All of the public utilities which are issuers of securities in certain Trusts have been experiencing many of these problems in varying degrees. Furthermore, utility and energy stocks are particularly susceptible to interest rate risk, generally exhibiting an inverse relationship to interest rates. As a result, electric utility stock prices may be adversely affected as interest rates rise. Similarly, the success of certain companies is tied to a relatively small concentration of products or technologies with intense competition between companies. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of securities in certain Trusts.

     Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment. Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation with their customers, on the one hand, or suppliers, on the other.

     Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

     Certain of the issuers of securities in certain Trusts may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remain present until completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units.

     In view of the uncertainties discussed above, there can be no assurance that any utility company's share of the full cost of nuclear units under construction ultimately will be recovered in rates or the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on a company's financial condition, the results of its operations, its ability to make interest and principal payments on its outstanding debt or to pay dividends.

     Other general problems of the electric, gas and water utility industries (including state and local joint action power agencies) include rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy and environmental conservation efforts. Each of the problems referred to could adversely affect the ability of the issuers of any utility and energy bonds to make dividend payments and the value of such issues on redemption of your Units.

    Taxable Municipal Issues. Certain bonds in a Trust may consist of taxable obligations of municipal issuers. Obligations of municipal issuers can be either general obligations of a government entity that are backed by the taxing power of such entity or revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes.

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

    Zero Coupon Bonds. Certain of the bonds in a Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such income on the bond at a rate as high as the implicit yield on the discount bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

                             Insurance on the Bonds

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in certain Trusts, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers, if any, and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc. that is organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. While ACA is subject to Standard & Poor's Rating Services ("S&P") guidelines and capital adequacy tests which must be met in order to maintain a rating, as well as internal risk management parameters, its insured risk portfolio contains exposures of various credit qualities.

   As of March 31, 2008, ACA Financial Guaranty had a CCC financial strength rating from S&P with a CreditWatch outlook. This rating is crucial to ongoing business strategy. This rating is subject to periodic review by S&P, and S&P may revise or withdraw its rating at any time at its sole discretion. Such an action may be based on factors which are entirely outside of the company's control, such as changes in the views or the policies of the rating agencies in relation to the financial guaranty industry, changes to the risk profile of ACA Financial Guaranty's insurance portfolio or to other factors considered by S&P in providing such rating, or adverse developments in general economic conditions or the financial condition or results of operations of ACA Financial Guaranty. In addition, the financial strength rating of financial guaranty companies is based in part on the maintenance of specified amounts of resources available to pay claims.

   As of December 31, 2006, ACA Financial Guaranty noted that it had met its capital requirement with statutory capital of $387.1 million, and further noted that S&P had rated the company as A-rated. At the time, the company recognized that any change in applicable capital requirements or the incurrence of losses in excess of expectations could diminish capital below required rating agency levels. For instance, in 2004, the company had to raise capital in response to an increase in S&P capital requirements. It may be difficult or costly to raise the additional capital necessary to satisfy the rating agency levels in the future. The company currently intends to operate the business in a manner that maintains an "A" rating, but is under no obligation to do so, is not currently able to do so, and may not be able to do so going forward. An S&P downgrade of the financial strength rating, and/or placement of the company on its CreditWatch negative list or a change in its outlook to negative, could cause the reputation and financial performance in the structured credit and public finance industries to be materially adversely affected, which in turn could materially adversely impact financial performance. In addition, under the terms of a credit agreement, to the extent the company had outstanding borrowings under this facility, these borrowings would become due immediately, and would be unable to make future borrowings, when the financial strength rating falls below "A-."

   The parent company of ACA Financial Guaranty ("ACA") maintains a website at www.aca.com. ACA makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including ACA, that file electronically with the SEC.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc., headquartered in New York City, is a holding company incorporated on April 29, 1991. Ambac's activities are divided into two business segments: (i) Financial Guarantee and (ii) Financial Services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance Corporation. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

   As of June 19, 2008, Ambac Assurance has financial strength ratings of Aa3 from Moody's Investors Service, Inc. ("Moody's") and AA from S&P. These ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's triple-A rating was affirmed by both S&P (with "negative outlook") and Moody's; however, Fitch Ratings, Inc. ("Fitch") placed Ambac's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. On January 16, 2008, Moody's put Ambac Assurance's triple-A rating on review for possible downgrade. On January 18, 2008, S&P placed Ambac Assurance's triple-A financial strength rating on Credit Watch Negative. On January 18, 2008, Fitch downgraded Ambac Assurance's insurance financial strength rating to double-A ("rating watch negative"). On February 25, 2008, S&P reaffirmed Ambac Assurance's triple-A rating, but kept it on Credit Watch Negative. On February 29, 2008, Moody's publicly announced that it is continuing a review for possible downgrade that was initiated on January 16, 2008. On June 4, 2008, Moody's placed its Aaa rating of Ambac Assurance's insurance financial strength on review for possible downgrade. On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, and placed the rating on CreditWatch with negative implications. On June 19, 2008, Moody's downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008, downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. Moody's noted, however, that these risks are mitigated somewhat by Ambac Assurance's substantive capital cushion at the current rating level and that this was an important consideration in arriving at the Aa3 insurance financial strength rating.

   There have been a number of recent developments with respect to ratings actions by the rating agencies. In light of the ongoing nature of ratings actions or announcements by the rating agencies, one should consult announcements by the rating agencies, the websites of the rating agencies and Ambac's website for the then current publicly available information. These ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern with respect to our financial position, Ambac has been able to write only a limited amount of new financial guarantee business since November 2007.

   Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Statutory capital and surplus was $3,316,143 and $3,696,876 at December 31, 2007 and 2006, respectively. Qualified statutory capital was $6,422,486 and 6,382,490 at December 31, 2007 and 2006, respectively. Statutory net income for Ambac Assurance was $53,964, $788,989 and $707,402 for 2007, 2006 and 2005, respectively. Statutory capital and surplus differs from stockholders' equity determined under GAAP principally due to statutory accounting rules that treat loss reserves, premiums earned, policy acquisition costs and deferred income taxes differently.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. ("Ambac Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read and copied at the SEC's public reference room at 100 F Street, N.E., Washington, DC. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including Ambac Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty"). Assured Guaranty, an insurance subsidiary of Assured Guaranty Ltd., is organized in the State of Maryland. Assured Guaranty is a financial guaranty insurance company licensed in all 50 states, the District of Columbia and Puerto Rico, focused on providing triple-A rated credit enhancement to the mortgage- and asset-backed securities, public finance, structured finance and structured credit markets.

   On June 18, 2008, S&P affirmed its AAA rating of Assured Guaranty's insurance financial strength, with a stable outlook. This rating is crucial to ongoing business strategy. This rating is subject to periodic review by S&P, and S&P may revise or withdraw its rating at any time at its sole discretion. Such an action may be based on factors which are entirely outside of the company's control, such as changes in the views or the policies of the rating agencies in relation to the financial guaranty industry, changes to the risk profile of Assured Guaranty's insurance portfolio or to other factors considered by S&P in providing such rating, or adverse developments in general economic conditions or the financial condition or results of operations of Assured Guaranty. In addition, the financial strength rating of financial guaranty companies is based in part on the maintenance of specified amounts of resources available to pay claims.

   On March 14, 2008, Moody's affirmed its Aaa rating of Assured Guaranty's insurance financial strength, with a stable outlook. Moody's noted that this rating reflects Moody's assessment of the capital adequacy and strengthened market position of Assured Guaranty. On July 21, 2008, Moody's placed the Aaa insurance financial strength ratings of Assured Guaranty and its affiliates on review for possible downgrade.

   As of December 31, 2007, Assured Guaranty was in compliance with applicable financial covenants requiring the insurer to maintain qualified statutory capital of at least 75% of its statutory capital as of its fiscal quarter prior to November 6, 2006. Net statutory income for Assured Guaranty was $71.6 million in 2007, up from $64.3 million in 2006, mostly due to a larger investment portfolio and a loss recovery of $14.5 million. In view of Assured Guaranty's expansion, underwriting expenses increased 15.2% from 2006, to $84.8 million. Net premiums earned were $107.1 million, which were basically flat with 2006. Financial leverage at the holding company is modest, with debt to capital of 9.8% as of December 31, 2007. Operating return on average equity for Assured Guaranty Ltd. was 9.8%. Statutory investment income rose to $57.9 million from $53.1 million in 2006. Cash and invested assets at December 31, 2007, rose to $1.3 billion, from $1.2 billion at December 31, 2006. A 26.5% growth in the unearned premium reserve to $302.3 million contributed to this gain.

   The parent company of Assured Guaranty, Assured Guaranty Ltd., maintains a website at www.assuredguaranty.com. Assured Guaranty Ltd. makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including Assured Guaranty, Ltd., that file electronically with the SEC.

   The information contained above relating to Assured Guaranty and its parent company, Assured Guaranty, Ltd., is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007, to insure municipal and state bonds initially in New York, and later in states including California, Texas, Illinois, Florida and the Commonwealth of Puerto Rico. On February 12, 2008, CEO Warren Buffett announced a plan to add up to $5 billion in capital to BHAC to enable it to provide reinsurance on municipal bonds currently guaranteed by other bond insurance companies.

   Berkshire is a holding company owning subsidiaries engaged in a number of diverse business activities. The most important of these are insurance businesses conducted on both a primary basis and a reinsurance basis. Berkshire also owns and operates a large number of other businesses engaged in a variety of activities, as identified herein. Berkshire is domiciled in the State of Delaware, and its corporate headquarters is located in Omaha, Nebraska.

   Berkshire's insurance companies maintain capital strength at exceptionally high levels. This strength differentiates Berkshire's insurance companies from their competitors. Collectively, the aggregate statutory surplus of Berkshire's U.S. based insurers was approximately $62 billion at December 31, 2007. On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook.

   As of December 31, 2007, Berkshire had total assets of $273 billion and total liabilities of $150 billion. The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG, through its operating companies CIFG Assurance North America, Inc., a New York corporation, and CIFG Europe, provides financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world. Founded as CDC IXIS Financial Guaranty in 2002, the company changed its name to CIFG in 2003.

   On March 6, 2008, Moody's downgraded to A1, from Aaa, the insurance financial strength ratings of CIFG. These rating actions reflect Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the US residential mortgage market. The rating outlook is stable. Moody's believes that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. The company's participation in several mezzanine ABS CDOs, in particular, contributed to this view. The rating agency noted that CIFG is implementing significant changes to its governance and risk management to address some of the shortcomings of its prior strategy. Moody's added that CIFG, as the smallest and most recent entrant to the financial guaranty sector, has not yet established a market position on par with its larger competitors and that the ongoing credit stress at the firm significantly weakened its franchise, raising questions about the degree to which it will be able to regain market traction within a reasonable timeframe. CIFG's profitability is likely to remain weak over the near to intermediate term, particularly given the losses that are likely to be generated by its insurance portfolio, the expected reduced issuance volume, and the limited in-force book of business, said Moody's.

   On June 6, 2008, S&P lowered its financial strength, financial enhancement, and issuer credit ratings on CIFG to `A-' from `A+'. The outlooks remain negative, reflecting reservations regarding the company's ability to maintain its position as a viable competitor in the bond insurance industry, given its current staffing levels and its below average earnings and return on earnings.

   On March 31, 2008, Fitch downgraded its ratings of CIFG to `A-' from `AA-' and removed CIFG from rating watch negative, where it was originally placed on Feb. 5, 2008. The rating outlook is negative. Fitch believes that it will be very difficult to stabilize the ratings of CIFG until the company can more effectively limit the downside risk from its SF CDOs through reinsurance or other risk mitigation initiatives. Fitch does not anticipate removing the negative rating outlook over the near- to intermediate-term until the ultimate risk of loss on the SF CDO portfolio can be more definitively quantified.

   As of December 31, 2007, CIFG had admitted assets of $238 million, total liabilities of $205 million, and total surplus as regards policyholders of $66 million.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

   The recent deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007, has adversely affected the company's business, results of operations and financial condition. The company's financial strength and credit ratings were recently downgraded by various rating agencies. For the fourth quarter of 2007 significant loss reserves were established for the exposure to certain collateralized debt obligations of asset-backed securities, which are backed primarily by subprime residential mortgage-backed securities, and to certain residential mortgage-backed securities, primarily backed by second-lien mortgages. As a result of these developments, the company has ceased writing new business for a period of time to preserve capital and is considering various alternatives to enhance its capital, restructure its operations and mitigate losses. However, no assurance can be given that any action taken by the company will improve its current ratings, that further rating downgrades will not occur, or that the company will be able to recommence writing new business in the near term or at all.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch. Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the Company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB (rating watch negative); Moody's had downgraded FGIC from A3 to Baa3 and the Company remains on review for possible downgrade; and S&P had downgraded FGIC from A to BB and the Company remains on CreditWatch with negative implications. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. The financial strength ratings downgrades have adversely impacted the Company's ability to generate new business and, unless restored, will impact the Company's future business, operations and financial results.

   As of December 31, 2007, FGIC had net admitted assets of approximately $6.3 billion, total liabilities of approximately $5.5 billion. Statutory-basis surplus of FGIC at December 31, 2007 was $260,909. Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Security Assurance, Inc. ("FSA"). Financial Security Assurance Holdings Ltd., through its insurance company subsidiaries, is primarily engaged in the business of providing financial guaranty insurance on public finance and asset-backed obligations in domestic and international markets. The company's principal insurance company subsidiary is Financial Security Assurance Inc., a wholly owned New York insurance company. FSA wholly owns FSA Insurance Company ("FSAIC"). FSAIC is an Oklahoma insurance company that primarily provides reinsurance to FSA. FSA is a subsidiary of Dexia Holdings, Inc. ("Dexia"), which, in turn, is owned 90% by Dexia Credit Local S.A. and 10% by Dexia S.A. Dexia is a Belgian corporation whose shares are traded on the Euronext Brussels and Euronext Paris markets as well as on the Luxembourg Stock Exchange. Dexia is primarily engaged in the business of public finance, banking and investment management in France, Belgium, Luxembourg and other European countries, as well as in the United States. Dexia Credit Local is a wholly owned subsidiary of Dexia.

   FSA's financial statements have been materially adversely impacted by `'mark to market" adjustments that reflect the current market dislocation rather than management's expectation of credit losses or asset impairment. Downgrades of FSA's Triple-A financial strength ratings could have a material adverse effect on its long-term competitive position and prospects for future business opportunities as well as its results of operations and financial condition. If FSA were downgraded, the Company might be required to post incremental collateral to its investment agreement and derivative counterparties, introducing liquidity risk. In such event, the Company would be required to raise cash to fund such withdrawals by selling assets, in some cases realizing substantial market value loss, or to borrow against the value of such assets.

   As of March 31, 2008, all three rating agencies have affirmed FSA's Triple-A rating with a stable outlook. S&P, Moody's and Fitch periodically make an assessment of FSA, which may include an assessment of the credits insured by FSA and of the reinsurers and other providers of capital support to FSA, to confirm that FSA continues to satisfy the rating agencies' capital adequacy criteria necessary to maintain FSA's Triple-A ratings. Rating agency capital models, the assumptions used in the models and the components of the capital adequacy calculations, including ratings and, in the case of S&P, capital charges, are subject to change by the rating agencies at any time. Any of Fitch, Moody's or S&P may conclude that FSA will need to raise additional capital or take other measures to maintain its Triple-A ratings, regardless of whether losses actually occur. As a result, the Company may be required to take measures to preserve or raise capital, including through, among other things, increased use of reinsurance, capital contributions from Dexia or the issuance of debt securities. Management believes that, subject to market conditions, FSA has the ability to take the measures necessary to maintain its Triple-A ratings, but there can be no assurance that it will be able to do so, as requirements imposed by the rating agencies are outside the control of the Company. On July 21, 2008, Moody's placed the Aaa insurance financial strength ratings of FSA and its affiliated insurance operating companies on review for possible downgrade.

   As of December 31, 2007, FSA had consolidated shareholder equity of $1.6 billion, and total claims paying resources of $6.7 billion.

   The information relating to FSA and its affiliates contained above has been furnished by FSA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   MBIA Insurance Corporation ("MBIA"). MBIA is the principal operating subsidiary of MBIA, Inc., a Connecticut corporation. MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Insurance Corp. of Illinois ("MBIA Illinois") and Capital Markets Assurance Corporation ("CapMAC"), both financial guarantee insurance companies that were acquired by MBIA Corp. At present, no new financial guarantee insurance is being offered by MBIA Illinois or CapMAC, but it is possible that either of those entities may insure transactions in the future.

   On January 17, 2008, Moody's placed the Aaa insurance financial strength ratings of MBIA Corp. and its insurance affiliates on watch list negative. On January 31, 2008, S&P placed the AAA insurance financial strength ratings of MBIA Corp. and its insurance affiliates on CreditWatch negative. On February 5, 2008, Fitch placed the AAA insurer financial strength ratings of MBIA Corp. and its insurance affiliates on rating watch negative. On February 25, 2008, S&P affirmed the AAA insurance financial strength ratings of MBIA Corp. and its insurance affiliates, the AA- rating of MBIA Inc.'s senior debt and the AA ratings of MBIA Corp.'s North Castle Custodial Trusts I-VIII, with a negative outlook. On February 26, 2008, Moody's affirmed the Aaa insurance financial strength ratings of MBIA Corp. and its insurance affiliates, the Aa2 ratings of MBIA Corp.'s Surplus Notes and the Aa3 ratings of the junior obligations of MBIA Corp. and the senior debt of MBIA Inc., with a negative rating outlook. On June 4, 2008, Moody's placed its Aaa rating of MBIA's insurance financial strength on review for possible downgrade. On June 5, 2008, S&P downgraded MBIA's insurance financial strength rating to AA from AAA, and placed the rating on CreditWatch with negative implications. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA and its insurance affiliates from Aaa to A2. In the same rating action, Moody's also downgraded MBIA Corp.'s Surplus Notes from Aa2 to Baa1, and MBIA Inc.'s senior debt rating from Aa3 to Baa2. Moody's June 19, 2008, downgrade of MBIA and its insurance affiliates reflects MBIA's limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. MBIA Corp.'s ability to attract new business and to compete with other financial guarantors has been adversely affected by these rating agency actions. MBIA Corp's ability to attract new business and to compete with other triple-A rated financial guarantors and its results of operations and financial condition would be materially adversely affected by any actual reduction, or additional suggested possibility of a reduction, in its ratings.

   On February 25, 2008, the MBIA, Inc. announced a plan to implement several initiatives in connection with the restructuring of MBIA's business over the next few years. A significant aspect of the plan will be the creation of separate legal operating entities for MBIA's public, structured and asset management businesses. This is intended to be accomplished as soon as feasible, with a goal of within five years. The objective behind this initiative is to retain the highest ratings possible for both the public finance and structured finance businesses. The implementation of this initiative is subject to various contingencies, including regulatory approval. There are also a number of other initiatives that are effective immediately, including: (i) the suspension of writing new structured finance business for an estimated six month period in order to both increase capital safety margins and to evaluate and revise the credit and risk management criteria and policies; (ii) the ceasing of issuing insurance policies for new credit derivative transactions except in transactions related to the reduction of existing derivative exposure; and (iii) the elimination of the current MBIA dividend to provide an additional $174 million of capital flexibility per year. In addition, MBIA, Inc. will now declare dividends on an annual basis rather than a quarterly basis.

   Virtually all of the insurance policies issued by MBIA Corp. provide an unconditional and irrevocable guarantee of the payment to a designated paying agent for the holders of the insured obligations of an amount equal to the payment of the principal of, and interest or other amounts owing on, insured obligations when due or, in the event that the MBIA Corp. has the right, at its discretion, to accelerate insured obligations upon default or otherwise, upon such acceleration by MBIA Corp. In addition, certain of MBIA Corp.'s insurance policies guarantee payments due under credit or other derivatives, including termination payments that may become due upon the occurrence of certain events. On February 25, 2008, MBIA Corp. announced that it ceased insuring new credit derivative contracts within its insurance operations except in transactions related to the reduction of existing derivative exposure. In the event of a default in payment of principal, interest or other insured amounts by an issuer, MBIA Corp. promises to make funds available in the insured amount generally on the next business day following notification. MBIA Corp. generally has an agreement with a bank which provides for this payment upon receipt of proof of ownership of the obligations due, as well as upon receipt of instruments appointing the insurer as agent for the holders and evidencing the assignment of the rights of the holders with respect to the payments made by the insurer.

   Because MBIA Corp. generally guarantees to the holder of the underlying obligation the timely payment of amounts due on such obligation in accordance with its original payment schedule, in the case of a default on an insured obligation, payments under the insurance policy cannot be accelerated against MBIA Corp., except in certain limited circumstances, unless MBIA Corp. consents to the acceleration. In the event of a default, however, MBIA Corp. may have the right, in its sole discretion, to accelerate the obligations and pay them in full. Otherwise, MBIA Corp. is required to pay principal, interest or other amounts only as originally scheduled payments come due. Typically, even if the holders are permitted by the terms of the insured obligations to have the full amount of principal, accrued interest or other amounts due, declared due and payable immediately in the event of a default, MBIA Corp. is required to pay only the amounts scheduled to be paid, but not in fact paid, on each originally scheduled payment date. MBIA Corp.'s payment obligations after a default vary by deal and by insurance type. There are three primary types of policy payment requirements: i) timely interest and ultimate principal; ii) ultimate principal only at final maturity; and iii) payments upon settlement of individual collateral losses as they occur upon erosion of deal deductibles.

   At December 31, 2007, the net par amount outstanding on MBIA Corp.'s insured obligations (including insured obligations of MBIA Illinois, MBIA UK, MBIA Mexico and CapMAC, but excluding $25.5 billion of MBIA insured investment agreements and MTNs for MBIA Asset Management) was $678.7 billion. Net insurance in force, which includes all insured debt service, at December 31, 2007 was $1,022 billion. Net insurance in force, which is net of cessions to reinsurers, is also net of other reimbursement agreements that relate to certain contracts under which MBIA Corp. is entitled to reimbursement of losses on its insured portfolio but which do not qualify as reinsurance under accounting principles generally accepted in the United States of America.

   As of December 31, 2007, MBIA, Inc. had admitted assets of $47 billion (unaudited), total liabilities of $43 billion (unaudited), and total capital and surplus of $3.6 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Financial guaranty insurance typically provides an unconditional and irrevocable guaranty to the holder of a financial obligation of full and timely payment of principal and interest when due.

   Radian Group currently has been assigned a senior debt rating of A- (CreditWatch with negative implications) by S&P and Aa3 (stable) by Moody's. On May 2, 2008, Fitch withdrew its rating of A+. On February 26, 2008, S&P downgraded Radian Insurance to A- from AA-. Radian Insurance remains on CreditWatch with negative implications. The rating change was based on the fact that Radian Insurance is no longer considered by S&P to be a strategic entity to Radian mainly because of the decision in 2007 to discontinue writing insurance on NIMS and second-liens. Radian Insurance had eight active international transactions at the time of the S&P downgrade. Of these transactions, five have early termination clauses that were triggered as a result of the downgrade which allow counterparties to terminate these transactions. On March 4, 2008, Standard Chartered Bank in Hong Kong informed Radian that they wished to terminate their contract with Radian Insurance, effective immediately. There is a possibility that Radian Insurance could be required to return to Standard Chartered Bank, or to transfer to another insurer, unearned premium related to this transaction. Unless extended, this transaction was expected to expire at the end of 2009. On January 31, 2008, Moody's announced that the ratings of the mortgage insurance subsidiaries would remain on review for possible downgrade while it evaluated the capital adequacy of all mortgage insurers. On February 25, 2008, Fitch affirmed the AA- financial strength ratings of Radian Guaranty and its operational affiliates and the A- long-term issuer ratings of Radian Group, but placed these ratings on rating watch negative as compared to the previous status of negative outlook. Fitch cited growing losses and a potential capital shortfall, which, if not addressed within the next several months, could result in a one notch downgrade.

   As of December 31, 2007, Radian had total assets of $8.2 billion, total liabilities of $5.5 billion, and had statutory policyholders' surplus of $1.1 billion and a contingency reserve of $433.3 million.

   The information relating to Radian and its affiliates contained above has been furnished by Radian or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   XL Capital Assurance Inc. ("XLCA"). XL Capital Ltd ("XL Capital") was incorporated with limited liability under the Cayman Islands Companies Act on March 16, 1998. To better align XL Capital's operating and reporting structure with its current strategy, it revised its segment structure during the second quarter of 2007. Depending on the nature of the business written, the following product lines or transactions previously managed by and reported as part of the Financial Lines segment are now managed as part of the Insurance and Reinsurance segments and reported therewith: (i) structured indemnity products managed through XL Capital's financial solutions operations ("XLFS"), (ii) political risk products, (iii) weather and energy management products, and (iv) legacy financial guarantee business. Given the changes in XL Capital's operating and reporting structure as described above, it is organized into four operating segments: Insurance, Reinsurance, Life Operations, and Other Financial Lines -- in addition to a corporate segment that includes the general investment and financing operations of XL Capital.

   XL Capital's ability to underwrite business is dependent upon the quality of its claims paying and financial strength ratings as evaluated by independent rating agencies. In January 2008, A.M. Best Company, Inc. ("A.M. Best") revised the financial strength rating of XL Capital's leading property and casualty operating subsidiaries to "A" from "A+" and affirmed them with a `stable' outlook. The downgrade by A.M. Best was primarily due to their concerns regarding XL Capital's historic earnings volatility. As of February 27, 2008, A.M. Best gave XL Capital a rating of A with stable outlook. In March 2008, Fitch revised the financial strength rating of XL Capital's leading property and casualty operating subsidiaries to "BB" from "A" and affirmed them with a `stable' outlook. In February 2008, Moody's downgraded the insurance financial strength ratings of XL Capital's leading property and casualty operating companies to "Aaa3" from "A3". In December 2007, S&P, affirmed XL Capital's leading property and casualty operating companies' financial strength ratings at "A+" with a `stable' outlook. As of mid-June 2008, S&P maintained a BBB- rating on XL Capital's financial strength rating. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses.

   As XLCA's ability to underwrite business is dependent upon the quality of its claims paying and financial strength ratings as evaluated by these independent rating agencies, a further downgrade by any of these institutions could cause its competitive position in the insurance and reinsurance industry to suffer and make it more difficult for XLCA to market its products. A downgrade could also result in a substantial loss of business for XLCA as ceding companies and brokers that place such business may move to other insurers and reinsurers with higher ratings. A downgrade of the A.M. Best financial strength rating of XL Capital Ltd, XL Insurance (Bermuda) Ltd or XL Re Ltd below "A-," which is currently two notches below XL Capital's current A.M. Best rating of "A" ("A+" as at December 31, 2007), would constitute an event of default under XLCA's letter of credit and revolving credit facilities. As well, similar downgrades by A.M. Best or S&P have the ability to trigger cancellation provisions in the majority of assumed reinsurance contracts.

   The majority of XLCA's assumed reinsurance contracts contain provisions that would allow its clients to cancel the contract in the event of a downgrade in its ratings below specified levels by one or more rating agencies. Based on premium value, approximately 60% of XLCA's reinsurance contracts that incepted at January 1, 2007, contained provisions allowing clients additional rights upon a decline in XL Capital's ratings. Typically, the cancellation provisions in XLCA's assumed reinsurance contracts would be triggered if S&P or A.M. Best were to downgrade XL Capital's financial strength ratings below "A-," which is currently three levels below its current S&P rating of "A+" and two levels below its current A.M. Best rating of "A." Whether a client would exercise its cancellation rights after such a downgrade would likely depend, among other things, on the reasons for the downgrade, the extent of the downgrade, the prevailing market conditions, the degree of unexpired coverage, and the pricing and availability of replacement reinsurance coverage. In the event of such a downgrade, XLCA cannot predict whether or how many of XLCA's clients would actually exercise such cancellation rights or the extent to which any such cancellations would have a material adverse effect on XLCA's financial condition or future prospects.

   As of December 31, 2007, XLCA had total assets of $58 billion, total liabilities of $48 billion, and had statutory policyholders' surplus of $12.7 billion.

   The public can read and copy any materials XL Capital files with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800- SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, including XL Capital, that file electronically with the SEC. The address of the SEC's website is http://www.sec.gov. XL Capital's Internet website address is http://www.xlcapital.com. The information contained on XL Capital's website is not incorporated by reference into this Annual Report on Form 10-K or any other of XL Capital's documents filed with or furnished to the SEC. XL Capital makes available free of charge, including through XL Capital's Internet website, XL Capital's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

   The information relating to XLCA and its affiliates contained above has been furnished by XLCA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust, if any. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had S&P "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by S&P) may or may not have a higher yield than uninsured bonds rated "AAA" by S&P. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers, if any, and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

    The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such bonds, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in the Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

    The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new bonds in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any bond so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Trust Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any bonds other than the bonds initially deposited is not permitted.

    If any default in the payment of principal or interest on any bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               Sponsor Information

   Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $107 billion under management or supervision as of April 30, 2008. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of April 30, 2008, the total stockholders' equity of Van Kampen Funds Inc. was $149,214,929 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   The Sponsor and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

    A Trust may be terminated at any time by consent of Unitholders representing 51% of the Units of the Trust then outstanding (or, with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, by consent of Unitholders representing 75% of the Units of the Trust then outstanding) or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds.

    A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of the Trust would be reduced to less than 40% of the initial principal amount of the Trust. If the Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

    The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last bond held in the Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement (twentieth anniversary for intermediate term trusts). In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder of the Trust at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any bonds then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's long-term debt obligation credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific debt obligation. This opinion of creditworthiness may take into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

   The long-term debt obligation credit ratings are not a recommendation to purchase, sell or hold the debt obligation, inasmuch as they do not comment as to market price or suitability for a particular investor.

   The long-term debt obligation credit ratings are based on current information furnished by the obligor or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The long-term debt obligation credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The credit rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinate obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

   AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r--This symbol is attached to the ratings of instruments with significant non-credit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

   N.R.--This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Moody's Investors Service. Municipal long-term rating scale. Moody's municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

   Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

   Aaa--Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Aa--Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   A--Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Baa--Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

   Obligations rated "Ba," "B," "Caa," Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   General Long-term rating scale. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

   Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A--Obligations rated A are considered upper-medium grade and are subject to low credit risk. Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Obligations rated "Ba," "B," "Caa," Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Unit Trusts, Taxable Income Series 63, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Chicago and State of Illinois on the 21st day of November, 2008.

                                Van Kampen Unit Trusts, Taxable Income Series 63
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                              Executive Director


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on November 21, 2008, by the following persons who constitute the principal officers and a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Jerry Miller                     Director, Chief Executive Officer and President

Edward C. Wood, III              Director and Chief Operating Officer

Kenneth Castiglia                Chief Financial Officer and Treasurer


                                                             /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 744 (File No. 333-149060) dated March 18, 2008, and Van Kampen Unit Trusts, Series 781 (File No. 333-151597) dated June 11, 2008.